                                                               File Nos. 2-98772
                                                                        811-4347

              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                 ON MAY 19, 1999

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.                                         /   /

      Post-Effective Amendment No.  49                                    / X /



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  56                                                   / X /

                                    GMO TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   40 Rowes Wharf, Boston, Massachusetts 02110
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                  617-330-7500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 with a copy to:

R. Jeremy Grantham                                  J.B. Kittredge, Esq.
GMO Trust                                           Ropes & Gray
40 Rowes Wharf                                      One International Place
Boston, Massachusetts 02110                         Boston, Massachusetts  02110
--------------------------------------------------------------------------------
                    (Name and address of agents for service)



It is proposed that this filing will become effective:

/   /  Immediately upon filing pursuant to paragraph (b), or

/   /  60 days after filing pursuant to paragraph (a)(1), or

/   /  On _______________, pursuant to paragraph (b), or

/ X /  75 days after filing pursuant to paragraph (a)(2), of Rule 485.

================================================================================

This filing relates solely to the GMO Intrinsic Value Fund. No prior filing relating to any other series of GMO Trust is amended or superseded hereby.

                            GMO INTRINSIC VALUE FUND
                   40 Rowes Wharf, Boston, Massachusetts 02110


         The GMO INTRINSIC VALUE FUND (the "INTRINSIC VALUE FUND") (the "FUND") is one of thirty-eight separate investment portfolios currently offered by GMO TRUST (the "TRUST"), an open-end management investment company. The other portfolios are offered pursuant to separate prospectuses. GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (the "Manager" or "GMO") is the investment manager for each Funds of the Trust.




                              INVESTMENT MANAGER &
                             CLIENT SERVICE PROVIDER

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

                                     ("GMO")

                               Tel: (617) 346-7646
                               Fax: (617) 439-4192

















THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                        AUGUST 2, 1999

                                TABLE OF CONTENTS

                                                                            Page

FUND OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

PRINCIPAL RISKS

FEES AND EXPENSES

MULTIPLE CLASSES

BENCHMARKS AND INDEXES

DETERMINATION OF NET ASSET VALUE

TAXES

MANAGEMENT OF THE TRUST

FINANCIAL HIGHLIGHTS

ADDITIONAL INFORMATION

               FUND OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

         The following summary describes the Fund's investment objective and principal investment strategies. A "Summary of Principal Risks" describing the principal risks of investing in the Fund begins on page [__]. For additional information regarding the Fund's investment strategies and risks, see "Description and Risks of Fund Investments" and "Investment Guidelines" in the Statement of Additional Information.

         The Fund summary that follows notes that the Fund will "invest primarily in" equity securities. Investors should understand that this Prospectus uses the word "invest" to mean not only direct investment in a particular asset but also indirect investment in or exposure to the asset through the use of derivatives and related instruments.

         It is possible to lose money on investments in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Fund is currently managed and/or meant to be measured relative to the Russell 1000 Value Index. While the Fund may be managed or measured relative to this index, the Fund is not managed as an "index fund" or "index-plus fund," and the actual composition of the Fund's portfolio may differ substantially from that of the index. The benchmark or index against which the Manager measures the Fund's performance may be changed from time to time. Some general information about the index is provided under "Benchmarks and Indexes" later in this Prospectus


CURRENT BENCHMARK:                                       FUND CODES
                                              Ticker        Symbol         Cusip
                                              ------        ------         -----
Russell 1000 Value Index       Class III
FUND INCEPTION DATE:  / /99
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: The GMO Intrinsic Value Fund seeks long-term capital growth through investment in equity securities.

INVESTMENT UNIVERSE: The Fund invests primarily in equity securities of companies chosen from the Russell 1000 Value Index, emphasizing large capitalization equity securities. The Fund may also use derivatives and related instruments.

PRINCIPAL INVESTMENTS AND STRATEGIES: The Fund invests primarily in U.S. equity securities of companies that in the opinion of the Manager, represent favorable values relative to their market prices. The Fund intends to be fully invested and will not general take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may use exchange-traded and over-the-counter derivative instruments and related investment techniques to: (i) hedge equity exposure; (ii) replace direct investing; and (iii) implement shifts in investment exposure as a substitute for buying and selling securities. The Fund will not use derivative instruments to expose on a net basis more than 100% of its assets to equity securities or markets.

METHODOLOGY/PORTFOLIO CONSTRUCTION: The Fund uses quantitative investment principles to evaluate large capitalization stocks. Using these principles, the Manager employs a bottom-up approach to select stocks based on strategies such as fair value, price to sales flow, price to book ratio and cash flow yield. Stocks that are inexpensive based on these strategies are ranked highly. The Manager then uses a top-down approach to favor sectors that it believes represent the best long-term values within the U.S. stock market. The Manager then selects stocks ranked highly in each of the four strategies, emphasizing stocks that appear attractive in more than one strategy and that are in undervalued sectors. The Manager then uses an optimization process to evaluate a stock's return forecast and how much risk it adds to the portfolio, and to weigh the risk of the entire portfolio relative to the Fund's benchmark. In addition, the Manager explicitly considers expected transaction costs in the portfolio optimization.

                           SUMMARY OF PRINCIPAL RISKS

                  The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you could lose money by investing in this Fund. Factors that may affect the Fund's portfolio as a whole are called "principal risks." They are summarized in this section. This summary describes the nature of the risks so identified but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund can change over time. In addition, the Statement of Additional Information includes more information about the Fund and its investments. The Statement of Additional Information is available free of charge by contacting the Manager.

         - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. The following summarizes certain general market risks associated with investments in equity and fixed income securities.

         Equity Securities. A principal risk of each Fund that invests a substantial portion of its assets in equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

         The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

         Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value not necessarily because the issuing companies are expected to experience significant earnings growth. Such companies may have experienced adverse business developments or may be subject to special risks. Other factors may also have caused their securities to be out of favor. These securities bear the risk that the companies may not overcome the adversity or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. The Fund will have particularly significant exposure to these risks because it will invest primarily in companies chosen from the Russell 1000 Value Index.

         - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. The Fund is subject to liquidity risk, particularly with respect to its use of derivatives.

         - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to efficiently adjust its exposure to various securities, markets and currencies without having to actually sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, please see the Statement of Additional Information.

         The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

         - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The Fund is not "diversified" within the meaning of the 1940 Act. This means it is allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for the Funds.

         - LEVERAGING RISK. The Fund's portfolio may at times be economically leveraged when the Fund temporarily borrows money to meet redemption requests and/or to settle investment transactions. Additionally, the Fund invests in derivatives. While the Fund does not intend to use derivatives to create net exposure to securities, currencies or other assets in amounts greater than the total assets of the Fund, the Fund will consider derivative instruments as offsetting one another or other assets such that only the net difference in value of the derivatives and/or assets that are offsetting will be considered for these purposes. In these cases, to the extent that the offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

         - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or to otherwise honor its obligations.

         The Fund is exposed to credit risk primarily because it may use OTC derivatives (such as swap contracts) and because it may engage to a significant extent in the lending of Fund securities or use of repurchase agreements.

         - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund is generally not subject to the risk of market timing because it generally stays fully invested in the relevant asset class, such as domestic equities and foreign equities.

         - SPECIAL YEAR 2000 RISK CONSIDERATIONS. Many of the services provided to the Fund depend on the proper functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the Fund's service systems fail to process information properly, that could have an adverse impact on the Fund's operations and services provided to shareholders. GMO, as well as the Trust's administrator, transfer agent, custodians and other service providers, have reported that each is working toward mitigating the risks associated with the so-called "Year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Fund's operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the Year 2000 problem will not have an adverse effect on the entities whose securities are held by the Fund or on U.S. or global equity markets or economies generally.


                                FEES AND EXPENSES

----------------------  ---------------------------   ------------------------------------------------------------------------------
                               PURCHASE AND
                             REDEMPTION FEES
                          (fees paid directly to
                           Fund at purchase or                           ANNUAL FUND OPERATING EXPENSES
                               redemption)                        (expenses that are deducted from Fund assets)
----------------------  ---------------------------   ------------------------------------------------------------------------------
                           Cash
                         Purchase      Redemption
                          Premium         Fees
                        (as a % of     (as a % of      Investment    Shareholder              Total
                          amount         amount        Management    Service      Other       Operating      Expense       Net
                        invested)1      redeemed)         Fee           Fee       Expenses    Expenses    Reimbursement    Expenses
----------------------  ------------  --------------  -------------  -----------  ----------  ----------  ---------------  ---------
Intrinsic Value Fund
----------------------  ------------  --------------  -------------  -----------  ----------  ----------  ---------------  ---------
    Class III             0.14%2          None           0.33%         0.15%         0.10%       0.58%         0.10%           0.48%
----------------------  ------------  --------------  -------------  -----------  ----------  ----------  ---------------  ---------


Footnotes to the above tables begin on page ___ and are important to understanding this table.


                                    EXAMPLES

The examples below illustrate the expenses you would incur on a $10,000 investment over the stated timeframes, assuming your investment had a 5% return each year and the Fund's operating expenses remained the same. The examples are for comparative purposes only; they do not represent past or future expenses or performance, and your actual expenses and performance may be higher or lower.

--------------------    ----------------------------------------------    --------------------------------------
                                          Example 1:                                    Example 2:
                         Assuming you redeem your shares at the end of    Assuming you do not redeem your shares
                                          each period
--------------------    ------------------------  --------------------    --------------------  ----------------
                                1 Year                   3 Years                1 Year               3 Years
--------------------    ------------------------  --------------------    --------------------  ----------------
Intrinsic Value Fund
--------------------    ------------------------  --------------------    --------------------  ----------------
    Class III                     $63                      $190                   $63                 $190
--------------------    ------------------------  --------------------    --------------------  ----------------

NOTES TO FEES AND EXPENSES

1. Purchase premiums generally apply only to cash transactions. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole.

2. The purchase premium for this Fund may generally not be waived due to offsetting transactions, and may be waived in only rare circumstances. The premium or fee will only be waived for this Fund (i) if the purchase is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds as part of effecting the transaction, (ii) during periods (expected to exist only rarely) when the Manager determines that the Fund is either substantially overweighted or underweighted with respect to its cash position so that a purchase will not require a securities transaction, or (iii) in certain other instances (not including offsetting transactions) where it is compelling to the Manager that the purchase will not result in transaction costs to the Fund. Any waiver with respect to this Fund must be arranged in advance with the Manager.

3. Shareholder Service Fee ("SSF") paid to GMO for providing client services and reporting services. The level of SSF is the sole economic distinction between the various classes of Fund shares. A lower SSF for larger investments reflects that the cost of servicing client accounts is lower for larger accounts when expressed as a percentage of the account.

4.       Based on estimated amounts for the Fund's first fiscal year.

5. The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through June 30, 2000 to the extent that the Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, interest expense, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes) would otherwise exceed the percentage of the Fund's daily net assets set forth under the heading "Investment Management Fee."


                                MULTIPLE CLASSES

         The Fund has four classes of shares, Class I, Class II, Class III and Class IV Shares, but is currently offering only Class III Shares. The sole economic difference among the various classes of shares is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

         Eligibility for classes is generally dependent upon the aggregate of an investor's total assets under GMO's management or, in the case of Class IV Shares only, the investor's total assets in the Fund. More detailed information regarding eligibility requirements for each class and conversions between classes of shares, is contained in a separate document, the GMO Trust Shareholder's Manual. As described in greater detail in the Manual, under class conversion rules, the Manager evaluates annually whether a shareholder's shares should be automatically converted to a different class of shares (which may include, under certain circumstances, converting a shareholder from a class of shares with a lower Shareholder Service Fee to a class of shares with a higher Shareholder Service Fee).

         The Manual accompanies this Prospectus, has been filed with the SEC and is incorporated by reference into this Prospectus. Additional copies of the Manual are available free of charge by contacting the Manager.


                             BENCHMARKS AND INDEXES

         Some general information about each Benchmark or index referred to in this Prospectus is provided in the table below.

------------------------  ------------------------  ---------------------  -------------------------------------------------
       ABBREVIATION               FULL NAME         SPONSOR OR PUBLISHER                  DESCRIPTION
------------------------  ------------------------  ---------------------  -------------------------------------------------
Russell 1000 Value Index  Russell 1000 Value Index  Frank Russell Company  Independently maintained and published index composed of the 1,000 largest U.S. companies
                                                                           based on total market capitalization with lower
                                                                           price-to-book ratios and lower forecasted
                                                                           growth values
------------------------  ------------------------  ---------------------  -------------------------------------------------

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of a share is determined for the Fund once on each day on which the New York Stock Exchange is open as of 4:15 p.m., New York City Time, except that the Fund may not determine its net asset value on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day or, if there is no such reported sale, at the most recent quoted bid price. However, for those securities that are listed on an exchange but that exchange is less relevant in determining the market value of such securities than is the private market, a broker bid will be used. Criteria for relevance include where the securities are principally traded and what their intended market for disposition is. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, unless circumstances dictate otherwise. Circumstances may dictate otherwise, among other times, when the issuer's creditworthiness has become impaired.

         All other fixed income securities (which include bonds, loans and structured notes) and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. While the Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. However, the Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to suspect that a price supplied may not be reliable.

         Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the Funds' net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction.

         Because foreign securities, options on foreign securities and foreign futures are quoted in foreign currencies, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of the Funds even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

                                      TAXES

         The following is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. Shareholders should consult their own tax advisors about the precise tax consequences of an investment in the Fund in light of each shareholder's particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

- The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

- Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested shares. Properly designated Fund distributions derived from net long-term capital gains will be taxable as such (generally at a 20% rate for noncorporate shareholders). Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, shareholders should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Shareholders purchasing shares just prior to a taxable distribution will receive a return of investment upon distribution that nevertheless will be taxable to them.

- The Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends or interest. In that case, the Fund's yield on those securities would be decreased. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

- In addition, the Fund's investments in debt obligations issued or purchased at a discount, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

- Any gain resulting from the sale or exchange of your shares, including a redemption in kind, will generally also be subject to tax.


                            MANAGEMENT OF THE TRUST

         The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 (the "Manager" or "GMO") which provides investment advisory services to a substantial number of institutional and other investors. Each of the following four members holds a greater than 5% interest in the Manager: R. Jeremy Grantham, Richard A. Mayo, Eyk H.A. Van Otterloo and Kingsley Durant.

         Under the Fund's Management Contract, the Manager selects and reviews the Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

         The Management Contract provides for payment to the Manager of a management fee at the stated annual rate set forth under Fees and Expenses. The management fee is computed and accrued daily, and paid monthly. In addition, the Manager has contractually agreed to reimburse the Fund and to bear certain Fund expenses until June 30, 2000 in order to limit the Fund's annual expenses to specified limits (with certain exclusions). These limits and the terms applicable to them are described under the Fees and Expenses.

         Mr. R. Jeremy Grantham and Mr. Christopher Darnell are expected to be primarily responsible for the day-to-day management of the Fund. Mr. Grantham is a founding partner of the Manager, currently serves as a member of the Manager, and has been engaged by the Manager in portfolio management since the Manager's inception in 1977. Mr. Darnell is a member of the Manager and has been with the Manager since 1979 and has been involved in equity portfolio management for more than ten years.

         Pursuant to a Servicing Agreement with the Trust on behalf of each class of shares of the Fund, GMO, in its capacity as the Trust's shareholder servicer (the "Shareholder Servicer"), provides direct client service, maintenance and reporting to shareholders of each class of shares. Such servicing and reporting services include, without limitation, professional and informative reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in the correction and maintenance of client-related information.

                             ADDITIONAL INFORMATION

         Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The annual and semi-annual reports, and the Fund's Statement of Additional Information dated June 30, 1999, as revised from time to time, are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646 (ask for Shareholder Services). The Statement, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.

         Information about the Fund (including the Statement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov . Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


                          PURCHASE AND SALE INFORMATION

         Information regarding the purchase and sale of Fund shares is contained in a separate document, the GMO Trust Shareholders Manual. The Manual accompanies this Prospectus, has been filed with the SEC and is incorporated by reference into this Prospectus. Additional copies of the Manual are available free of charge by contacting the Manager.


                              SHAREHOLDER INQUIRIES
                       Shareholders may request additional
                    information from and direct inquiries to:

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC,
                        40 ROWES WHARF, BOSTON, MA 02110
                               TEL: (617) 346-7646
                               FAX: (617) 439-4192


                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST
     SUPPLEMENT TO GMO INTRINSIC VALUE FUND PROSPECTUS DATED AUGUST 2, 1999



MULTIPLE CLASSES - SUPPLEMENTAL INFORMATION

CLASS DESIGNATIONS

         In addition to the classes of shares identified in the Prospectus as being currently offered by the Fund, the Fund may also from time to time issue one or more of the following classes of shares: Class I Shares, Class II Shares, Class III Shares and Class IV Shares. Each class of shares of the Fund will represent interests in the same portfolio of investments and, except as described herein, shall have the same rights and obligations as each other class of shares of the Fund. The sole economic difference among the various classes of shares is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

         Each class of shares that is not presently being offered shall be subject to such investment minimums and other eligibility requirements as shall be set forth in the Trust's prospectus or statement of additional information prior to the commencement of sale of such shares (the "Prospectus").

CLASS ELIGIBILITY

         Class eligibility is generally dependent on the size of the client's total account under the management of Grantham, Mayo, Van Otterloo & Co. LLC, the Trust's investment adviser (referred to herein as "GMO" or the "Adviser"), as described from time to time in the Prospectus.

Class I, Class II and Class III Shares:

With certain exceptions described below, eligibility for Class I, Class II and Class III Shares depends on a client's "TOTAL INVESTMENT" with GMO.

         For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment will be determined by GMO as of December 31 of each year and on such other dates as may be determined by GMO (each a "Determination Date"). Subject to as provided below, a client's Total Investment as of any Determination Date will equal the greater of (a) the market value of assets managed by GMO and its affiliates for the client (whether in a pooled vehicle or otherwise) as of such Determination Date, and (b) the client's Total Investment as of the previous Determination Date (less the market value of any account managed by GMO's Domestic Active Division as of the previous Determination Date), plus contributions made to, and less Large Withdrawals (defined below) from, any GMO-managed product or account (other than any account managed by GMO's Domestic Active Division) since the previous Determination Date (plus the market value of any account managed by GMO's Domestic Active Division as of the then current Determination Date). For these purposes, "Large Withdrawals" means the total of all withdrawals made from any GMO-managed product or account (other than any account managed by GMO's Domestic Active Division) since the previous Determination Date if such total exceeds 7% of the sum of the client's Total Investment as of the previous Determination Date and any contributions to any GMO-managed product or account (other than any account managed by GMO's Domestic Active Division) made since the previous Determination Date. For clients that have accounts with GMO as of November 30, 1997, their Initial Total Investment is the greater of the market value of assets managed by GMO and its affiliates for the client as of the close of business on November 30, 1997 or on December 31, 1997. For clients establishing a relationship with GMO on or after December 1, 1997, their Total Investment will be determined as described above. Assets invested in the Pelican Fund will not be considered when determining a client's Total Investment.

         Investments by defined contribution pension plans (such as 401(k) plans) will always be invested in the class of shares of the relevant Fund(s) with the highest Shareholder Service Fee offered from time to time by the relevant Fund(s) regardless of the size of the investment, and will not be eligible to convert to other classes.

         For Clients with Accounts as of May 31, 1996: Any client of GMO whose Total Investment as of May 31, 1996 was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Any client whose Total Investment as of May 31, 1996 was less than $7 million, but greater than $0, will convert to Class II Shares on July 31, 1997 or such later date as may be determined by the Manager. For clients with GMO accounts as of May 31, 1996, their initial Total Investment will equal the market value of all of their GMO investments as of the close of business on May 31, 1996 and will subsequently be calculated as described in the preceding section.

Class IV Shares:

         Eligibility for Class IV Shares is dependent upon the client meeting either (i) a minimum "TOTAL FUND INVESTMENT" requirement, which includes only a client's total investment in the particular Fund, or (ii) a minimum "Total Investment" requirement, calculated as described above for Class I, Class II and Class III Shares. For clients that have accounts with GMO as of November 30, 1997, their initial Total Investment or initial Total

Fund Investment for purposes of determining eligibility for Class IV Shares will be the greater of the market value of all of their investments advised by GMO and its affiliates, or the market value of their investment in the particular Fund, as the case may be, as of the close of business on November 30, 1997 or December 31, 1997. For clients establishing a relationship with GMO on or after December 1, 1997, their Total Fund Investment and Total Investment will be determined as described above.

         The Manager will make all determinations as to aggregation of client accounts for purposes of determining eligibility.

         Eligibility requirements for classes of shares currently offered by the Trust are set forth in the Prospectus and the Shareholder's Manual. Eligibility requirements for classes of shares not currently being offered will be established and disclosed in the Prospectus prior to the offering of such shares.

CLASS CHARACTERISTICS

         The sole difference among the various classes of shares is the level of shareholder service fee ("Shareholder Service Fee") borne by the class for client and shareholder service, reporting and other support provided to such class by GMO. The Shareholder Service Fee borne by each class of shares of each Fund is set forth in Exhibit A hereto. The expenses associated with an investment in any of the classes currently being offered by a Fund are described in detail in the Prospectus under "Fees and Expenses."

         Investors should be aware that, because of the different Shareholder Service Fee borne by each class of shares of a particular Fund, the net annual fund operating expenses associated with an investment in Class I Shares or Class II Shares of a Fund will typically be 0.13% higher and 0.07% higher, respectively, than an investment in Class III Shares of the same Fund. As a result, the total return earned by an investment in Class I or Class II Shares of a Fund will always be lower than the total return earned by Class III Shares of the same Fund. Similarly, investors in Class IV Shares can expect to pay lower net annual fund operating expenses and earn correspondingly higher returns than an investors in Class III Shares of the same Fund over the same period.

         The multiple class structure reflects the fact that, as the size of the client relationship increases, the cost to service that relationship is expected to decrease as a percentage of the account. Thus, the Shareholder Service Fee is lower for classes for which eligibility criteria generally require greater assets under GMO's management.

         All classes of shares of a Fund bear the same level of purchase premium and/or redemption fee, if any.

CONVERSION AND EXCHANGE FEATURES

         On December 31 of each year and on such other dates as may be determined by GMO (each a "DETERMINATION DATE") the value of each client's Total Investment and Total Fund Investment with GMO will be determined. Based on that determination, each client's shares of each Fund will be automatically converted to the class of shares of the Fund which is then being offered with the lowest Shareholder Service Fee for which the client is eligible based on the amount of their Total Investment or Total Fund Investment, as the case may be, on the Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by GMO. Also, if a client makes an investment in a GMO Fund (except for the Pelican Fund) or puts additional assets under GMO's management (except for accounts managed by GMO's Domestic Active Division) so as to cause the client to be eligible for a new class of shares, such determination will be made as of the close of business on the last day of the calendar quarter in which the investment was made, and the conversion will be effected within 15 business days of that quarter. Notwithstanding the foregoing, there will be no automatic conversion from a class of shares with a lower Shareholder Service Fee to a class of shares with a higher Shareholder Service Fee unless appropriate disclosure regarding the higher Shareholder Service Fee has been given to the affected client(s) in the Prospectus or otherwise.

         Shares of one class will always convert into shares of another class on the basis of the relative net asset value of the two classes, without the imposition of any sales load, fee or other charge. The conversion of a client's investment from one class of shares to another is not a taxable event, and will not result in the realization of gain or loss that may exist in Fund shares held by the client. The client's tax basis in the new class of shares will equal their basis in the old class before conversion. The conversion of shares from one class to another class of shares may be suspended if the opinion of counsel obtained by the Trust that the conversion does not constitute a taxable event under current federal income tax law is no longer available.

         Certain special rules will be applied by the Manager with respect to clients for whom GMO managed assets prior to the creation of multiple classes on May 31, 1996. Clients whose Total Investment as of May 31, 1996 is equal to $7 million or more will be eligible to remain invested in Class III Shares indefinitely (irrespective of whether the Fund has a higher investment minimum), provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 is less than $7 million but greater than $0 will be eligible to invest in or convert to Class II Shares indefinitely (irrespective of whether the Fund has a higher investment minimum), and such conversion will not occur until on or after July 31, 1997. Notwithstanding the foregoing special rules applicable to clients owning shares of the Fund on May 31, 1996, such clients shall always be eligible to remain in and/or be converted to any class of shares of the relevant Fund with a lower Shareholder Service Fee which the client would be eligible to purchase pursuant to the eligibility requirements set forth elsewhere in this Plan or in the Prospectus.

SERVICE FEE SCHEDULE                                                   EXHIBIT A

GMO Intrinsic Value Fund

                         CLASS                                SERVICE FEE
-----------------------------------------------------------   -----------
Class I                                                          0.28%
-----------------------------------------------------------   -----------
Class II                                                         0.22%
-----------------------------------------------------------   -----------
Class III                                                        0.15%
-----------------------------------------------------------   -----------
Class IV                                                         0.13%
-----------------------------------------------------------   -----------

                                    GMO TRUST
                              SHAREHOLDER'S MANUAL
               SHAREHOLDER'S MANUAL FOR ALL CLASSES OF FUND SHARES



                                    GMO FUNDS


U.S. FUNDS

U.S. Core Fund
Tobacco-Free Core Fund
Value Fund
Fundamental Value Fund
Growth Fund
Small Cap Value Fund
Small Cap Growth Fund
REIT Fund
Tax-Managed U.S. Equities Fund
Intrinsic Value Fund


INTERNATIONAL EQUITY FUNDS

International Core Fund
Currency Hedged International Core Fund
Foreign Fund
International Small Companies Fund
Japan Fund
Emerging Markets Fund
Evolving Countries Fund
Asia Fund
Global Properties Fund
Global Hedged Equity Fund
Tax-Managed International Equities Fund


FIXED INCOME FUNDS

Domestic Bond Fund
U.S. Bond/Global Alpha A Fund
U.S. Bond/Global Alpha B Fund
International Bond Fund
Currency Hedged International Bond Fund
Global Bond Fund
Emerging Country Debt Fund
Short-Term Income Fund
Inflation Indexed Bond Fund
Emerging Country Debt Share Fund

ASSET ALLOCATION FUNDS

International Equity Allocation Fund
World Equity Allocation Fund
Global (U.S.+) Equity Allocation Fund
Global Balanced Allocation Fund
U.S. Sector Fund

         This GMO TRUST Shareholder's Manual (the "Manual") contains detailed information about purchase and redemption options and procedures for each of the funds listed above (the "Funds"). This Manual also includes information regarding the different classes of shares available for each Fund, including the eligibility requirements for each class and the circumstances under which a shareholder's shares of one class of a Fund will be automatically converted to a different class of shares of that Fund. This Manual is not a prospectus, and should be used in conjunction with the relevant Fund's GMO Trust Prospectus, as amended from time to time (the "Prospectus"). This Manual, and the information disclosed herein, is incorporated by reference into the Prospectus, and is considered part of the Prospectus.

GMO Trust distributes the Funds' shares. You can call the Trust collect at 1-617-346-7646 to find out more about the Funds and other funds offered by the Trust.


SHAREHOLDER'S MANUAL                                             AUGUST 2, 1999

                                TABLE OF CONTENTS

                                                                          Page #
How to Buy Shares
   Purchase Procedures
How to Redeem Shares
Multiple Classes
   Eligibility for Classes
   Conversions between Classes
Distributions

--------------------------------------------------------------------------------

                                HOW TO BUY SHARES

Shares of each Fund are available only from the Trust and may be purchased on any day when the New York Stock Exchange is open for business (a "business day"). Shares may be purchased by sending a purchase order to GMO Shareholder Services. See "Purchase Procedures" below.

The purchase price of a share of each Fund is (i) the net asset value next determined after a purchase order is received in good order plus (ii) a premium, if any, established from time to time by the Trust for the particular Fund and class to be purchased. All purchase premiums are paid to and retained by the Fund and are intended to cover the brokerage and other costs associated with putting the investment to work in the relevant markets. Each class of shares of a Fund has the same rate of purchase premium if any.

The purchase premiums currently in effect for each Fund are as follows:

Fund                                                                            Purchase
----                                                                            Premium
                                                                                -------
Short-Term Income Fund, Domestic
      Bond Fund, Foreign Fund and Emerging County Debt Share Fund*............    None
Inflation Indexed Bond Fund ..................................................    0.10%
U.S. Core Fund, Tobacco-Free Core Fund
     Value Fund, Intrinsic Value Fund, Growth Fund
        and Tax-Managed U.S. Equities Fund....................................    0.14%
Fundamental Value Fund,
      International Bond Fund, Currency Hedged
      International Bond Fund, Global Bond Fund,
      U.S. Bond/Global Alpha A Fund and
      U.S. Bond/Global Alpha B Fund...........................................    0.15%
U.S. Sector Fund..............................................................    0.27%
Global Balanced Allocation Fund ..............................................    0.35%
Global Hedged Equity Fund ....................................................    0.37%
Japan Fund ...................................................................    0.40%
Global (U.S.+) Equity Allocation Fund.........................................    0.47%
Small Cap Value Fund, Small Cap Growth Fund,
      REIT Fund and Emerging Country Debt Fund ...............................    0.50%
International Core Fund, Currency Hedged
     International Core Fund,
     Global Properties Fund, and Tax-Managed International Equities Fund .....    0.60%
World Equity Allocation Fund .................................................    0.66%
International Equity Allocation Fund .........................................    0.80%
International Small Companies Fund ...........................................    1.00%
Asia Fund.....................................................................    1.20%
Emerging Markets Fund and Evolving Countries Fund ............................    1.60%

* Although no purchase premium is charged directly by the Emerging Country Debt Share Fund ("ECDSF"), by virtue of ECDSF's investment in the Emerging Country Debt Fund, ECDSF's shareholders will indirectly bear the Emerging Country Debt Fund's purchase premium of up to 0.50%.

Purchase premiums generally apply only to cash transactions. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Purchase premiums are not sales loads.

In certain limited circumstances, the purchase premiums for certain Funds may be waived in part or in full. These circumstances are described in the Prospectus under "Fees and Expenses". For many Funds, no purchase premium is charged with respect to in-kind purchases of Fund shares. However, in the case of in-kind purchases involving transfers of large positions in markets where the costs of re-registration and/or other transfer expenses are high, the International Core Fund, Currency Hedged International Core Fund, International Small Companies Fund, Japan Fund, Global Hedged Equity Fund and Tax-Managed International Equities Fund may each charge a premium of 0.10% and the Emerging Markets Fund, Evolving Countries Fund and Asia Fund may charge a premium of 0.20%. In addition, in the case of in-kind purchases of shares of the U.S. Bond/Global Alpha A Fund, U.S. Bond/Global Alpha B Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund and Inflation Indexed Bond Fund, shareholders will pay 50% of purchase premium applied to cash transactions.

Shares may be purchased (i) in cash, (ii) in exchange for securities on deposit at the Depository Trust Company ("DTC") (or such other depository acceptable to the Manager), subject to the determination by the Manager that the securities to be exchanged are acceptable, or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities acceptable to the Manager as consideration for Fund shares will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by the investor subject to federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

The Manager will not approve securities as acceptable consideration for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the relevant Fund. Investors interested in making in-kind purchases should telephone the Manager at (617) 346-7646.

For purposes of calculating the purchase price of Trust shares, a purchase order is received by the Trust on the day that it is in "good order" and is accepted by the Trust. For a purchase order to be in "good order" on a particular day, the investor's consideration must be received before the relevant deadline on that day. If the investor makes a cash investment, the deadline for wiring Federal funds to the Trust is 2:00 p.m. Boston time. If the investor makes an investment in-kind, the investor's securities must be placed on deposit at DTC (or such other depository as is acceptable to the Manager) and 2:00 p.m. Boston time is the deadline for transferring those securities to the account designated by the Trust's transfer agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Investors should be aware that approval of the securities to be used for purchase must be obtained from the Manager prior to this time. When the consideration is received by the Trust after the relevant deadline, the purchase order is not considered to be in good order and is required to be resubmitted on the following business day. With the prior consent of the Manager, in certain circumstances the Manager may, in its discretion, permit purchases based on receiving adequate written assurances that Federal funds or securities, as the case may be, will be delivered to the Trust by 2:00 p.m. Boston time on or prior to the fourth business day after such assurances are received.


PURCHASE PROCEDURES:

(a) General: Investors should call the Trust at (617) 330-7500 (ask for Shareholder Services) to obtain a Purchase Order Form, which contains wire transfer and mailing instructions. The Trust reserves the right to reject any order for Trust Shares. DO NOT SEND CASH, CHECKS OR SECURITIES DIRECTLY TO THE TRUST. Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust's Transfer Agent will send a written confirmation (including a statement of shares owned) to shareholders at the time of each transaction.

(b) Purchase Order Form: Investors must submit an application to the Trust and it must be accepted by the Trust before it will be considered in "good order." The Purchase Order Form may be submitted to the Trust (i) By Mail to GMO Trust c/o Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110,
Attention: Shareholder Services, or (ii) By Facsimile to (617) 439-4192,
Attention: Shareholder Services.

(c) Acceptance of Order: No purchase order is in "good order" until it has been accepted by the Trust. A shareholder may confirm acceptance of a mailed or faxed purchase order by calling the Trust at (617) 330-7500 (ask for Shareholder Services). If a Purchase Order is mailed to the Trust, it will be acted upon when received.

(d) Payment: All Federal funds must be transmitted to Investors Bank & Trust Company for the account of the specific Fund of GMO Trust. "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

NOTE: The Trust may attempt to process orders for Trust shares that are submitted less formally than as described above, but, in such cases, the investor should carefully review confirmations set by the Trust to verify that the order was properly executed. The Trust cannot be held responsible for failure to execute orders or improperly executing orders that are not submitted in accordance with these procedures.





                              HOW TO REDEEM SHARES

Shares of each Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in "good order" less any applicable redemption fee. All redemption fees are paid to and retained by the Fund and are intended to cover the brokerage and other Fund costs associated with redemptions. All classes of a particular Fund bear the same redemption fee rate, if any.

The redemption fees currently in effect for each Fund are set forth in the table below.

----                                                                                       --------------
U.S. Core Fund, Tobacco-Free Core Fund, Value Fund,
         Growth Fund, Small Cap Growth Fund,
         Fundamental Value Fund, REIT Fund,
         Tax-Managed U.S. Equities Fund, International Core Fund, Currency
         Hedged International Core Fund, Foreign Fund, International Small
         Companies Fund, Japan Fund, Tax-Managed International Equities
         Fund, Domestic Bond Fund, U.S. Bond/Global Alpha A Fund, U.S.
         Bond/Global Alpha B Fund,
         International Bond Fund, Currency Hedged International Bond Fund,
         Global Bond Fund, Short-Term Income Fund, Intrinsic Value Fund,
         Global Hedged Equity Fund and Emerging Country Debt Share Fund(1).............       None

-------------
         (1) Although no redemption fee is charged directly by the Emerging Country Debt Share Fund ("ECDSF"), by virtue of ECDSF's investment in the Emerging Country Debt Fund, ECDSF's shareholders will indirectly bear the Emerging Country Debt Fund's redemption fee of up to 0.25%.

Inflation Indexed Bond Fund...................................................................                0.10%
International Equity Allocation Fund and
         Global Balanced Allocation Fund......................................................                0.11%
Global (U.S.+) Equity Allocation Fund and
         World Equity Allocation Fund.........................................................                0.15%
U.S. Sector Fund(2)...........................................................................                0.18%
Emerging Country Debt Fund(3).................................................................                0.25%
Global Properties Fund........................................................................                0.30%
Emerging Markets Funds(4),
         Asia Fund and
         Evolving Countries Fund..............................................................                0.40%
Small Cap Value Fund,
         Small Cap Growth Fund and
         REIT Fund............................................................................                0.50%
International Small Companies Fund............................................................                0.60%
Global Hedged Equity Fund(5)..................................................................                1.40%

Redemption fees generally apply only to cash transactions. These fees are paid to and retained by the Fund itself and are employed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Redemption fees are not sales loads or contingent deferred sale charges.

In certain limited circumstances, the redemption fees for certain Funds may be waived in part or in full. The circumstances are described in the Prospectus under "Fees and Expenses". If the Manager determines, in its sole discretion, that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in-kind will be valued in accordance with the relevant Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by a Fund in-kind will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Any in-kind redemptions will be of readily marketable securities to the extent available. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in "good order." A redemption request is in "good order" if it includes the exact name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. In addition, for a redemption request to be in "good order" on a particular day, the investor's request must be received by the Trust by 4:15 p.m. Boston time on a business day. When a redemption request is received after 4:15 p.m. Boston time, the redemption request will not be considered to be in "good order" and is required to be resubmitted on the following business day. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. The redemption request will be considered "received" by the Trust only after (i) it is mailed to, and received by, the Trust at the appropriate address set forth above for purchase orders, or
(ii) it is faxed to the Trust at the appropriate facsimile number set forth above for purchase orders, and the investor has confirmed receipt of the faxed request by calling the Trust at (617) 346-7646. In-kind distributions will be transferred and delivered as directed by the investor. Cash payments will be made by transfer of Federal funds for payment into the investor's account.

----------
         (2) Applies only to shares acquired on or after June 30, 1998 (including shares acquired through the reinvestment of dividends and other distributions after each date).

         (3) Applies only to shares acquired on or after July 1, 1995 (including shares acquired through the reinvestment of dividends and other distributions after such date).

         (4) Applies only to shares acquired on or after June 1, 1995 (including shares acquired through the reinvestment of dividends and other distributions after such date).

         (5) This redemption fee will be 0% unless the size of a redemption forces the Manager to an early termination of a hedging transaction to meet the redemption request.

When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.

Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Because the International Funds each hold portfolio securities listed on foreign exchanges which may trade on days on which the New York Stock Exchange is closed, the net asset value of such Funds' shares may be significantly affected on days when shareholders have no access to such Funds.

                                MULTIPLE CLASSES

         Each Fund offers up to three classes of shares. All Funds offer Class III Shares and, as described below, certain Funds also offer Class II and/or Class IV Shares. The sole economic difference among the various classes of shares is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

         The Trust has adopted a Shareholder Servicing Plan (the "Plan") covering each class of shares of each Fund. The following table summarizes the current eligibility requirements for each class (subject to the exceptions noted below) and the Shareholder Service Fees each class will pay under the Plan, expressed as an annual percentage of the average daily net assets attributable to that class of shares:

CLASS II AND CLASS III SHARES:

U.S. CORE FUND, INTERNATIONAL CORE FUND
AND FOREIGN FUND (COLLECTIVELY,                 MINIMUM TOTAL INVESTMENT/      SHAREHOLDER
THE "CLASS II FUNDS")                           TOTAL FUND INVESTMENT*         SERVICE FEE ("SSF")**
--------------------------------------------    ---------------------------    ---------------------
     Class II                                    $ 1 million/ N/A              0.22%
     Class III                                   $35 million/ N/A              0.15%

ASSET ALLOCATION FUNDS (EXCEPT U.S. SECTOR
FUND) AND EMERGING COUNTRY DEBT
SHARE FUND
     Class III                                   $ 1 million/ N/A              0.00%***

U.S. SECTOR FUND AND GLOBAL
HEDGED EQUITY FUND
     Class III                                   $ 1 million/ N/A              0.15%****

ALL OTHER FUNDS (EXCEPT
CLASS II FUNDS AND
ASSET ALLOCATION FUNDS)
     Class III                                   $ 1 million/ N/A              0.15 %

CLASS IV SHARES:

U.S. CORE FUND                                   $250 million/$125 million     0.105%
INTERNATIONAL CORE FUND                          $250 million/ $125 million    0.09 %
FOREIGN FUND                                     $250 million /N/A             0.09 %
CURRENCY HEDGED INTERNATIONAL CORE FUND          $250 million /$125 million    0.09 %

EMERGING MARKETS FUND                            $250 million/$125 million     0.105%
EMERGING COUNTRY DEBT FUND                       $250 million/$125 million     0.10 %

* The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996. These exceptions and special rules are explained below.

**       All classes of shares of a Fund pay the same investment management fee.

*** These Funds will indirectly bear an additional SSF of 0.15% by virtue of their investments in other Funds of the Trust. Thus, the total SSF borne by Class III Shares of these Funds is the same as that borne by Class III Shares of the other Funds. See "Fees and Expenses" in the Prospectus.

**** The SSF charged to these Funds will be reduced by a corresponding amount for all SSF's indirectly borne by the relevant Fund by reason of its investments in Class III Shares of other Funds of the Trust. Thus, the total SSF borne by Class III Shares of these Funds is the same as that borne by Class III Shares of the other Funds of the Trust.

ELIGIBILITY FOR CLASSES

CLASS II AND CLASS III SHARES:

         Class II Shares are currently being offered only for the "Class II Funds" listed in the table above. Class III Shares are currently being offered for all Funds. With certain exceptions described below, for a client to be eligible for Class II or Class III Shares, the client must satisfy the minimum "Total Investment" (as defined below) requirement set forth in the table.

         For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment will be determined by GMO at least annually as of December 31 of each year and on such other dates as may be determined by GMO (each a "Determination Date"). Subject to as provided below, a client's Total Investment as of any Determination Date will equal the greater of (a) the market value of assets managed by GMO and its affiliates for the client (whether in a pooled vehicle or otherwise) as of such Determination Date, and
(b) the client's Total Investment as of the previous Determination Date (less the market value of any account managed by GMO's U.S. Active Division as of the previous Determination Date), plus contributions made to, and less Large Withdrawals (defined below) from, any GMO-managed product or account (other than any account managed by GMO's U.S. Active Division) since the previous Determination Date (plus the market value of any account managed by GMO's U.S. Active Division as of the then current Determination Date). For these purposes, "Large Withdrawals" means the total of all withdrawals made from any GMO-managed product or account (other than any account managed by GMO's U.S. Active Division) since the previous Determination Date if such total exceeds 7% of the sum of the client's Total Investment as of the previous Determination Date and any contributions to any GMO-managed product or account (other than any account managed by GMO's Active U.S. Division) made since the previous Determination Date. For clients with GMO accounts as of November 30, 1997, their initial Total Investment is the greater of the market value of assets managed by GMO and its affiliates for the client as of the close of business on November 30, 1997 or on December 31, 1997. For clients establishing a relationship with GMO on or after December 31, 1997, their Total Investment will be determined as described above. Notwithstanding anything to the contrary in this Manual or the Prospectus, assets invested in the Pelican Fund will not be considered when determining a client's Total Investment. For purposes of this Manual and the Prospectus, accounts managed by GMO's U.S. Active Division include certain separate accounts managed by GMO. Clients with any questions regarding whether certain of their assets are deemed to be managed by GMO's U.S. Active Division should call GMO at (617) 346-7646.

         For Clients with Accounts as of May 31, 1996: Any client of GMO whose Total Investment as of May 31, 1996 was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million.

CLASS IV SHARES:

         Class IV Shares are currently being offered only for the Funds listed in the table on the previous page. Eligibility for Class IV Shares of a Fund is dependent upon the client meeting either (i) the minimum "Total Fund Investment" set forth in the table, which includes only a client's total investment in the particular Fund, or (ii) the minimum "Total Investment" set forth in the table, calculated as described above for Class II and Class III Shares. For clients that have accounts with GMO as of November 30, 1997, their initial Total Investment or initial Total Fund Investment for purposes of determining eligibility for Class IV Shares will be the greater of the market value of all of their investments advised by GMO and its affiliates, or the market value of their investment in the particular Fund, as the case may be, as of the close of business on November 30, 1997 or December 31, 1997. For clients establishing a relationship with GMO on or after December 1, 1997, their Total Fund Investment and Total Investment will be determined as described above.

ALL CLASSES:

- Investments by defined contribution plans (such as 401(k) plans) will always be invested in the class of shares of the relevant Fund(s) with the highest Shareholder Service Fee offered from time to time by the relevant Fund(s) regardless of the size of the investment, and will not be eligible to convert to other classes with lower Shareholder Service Fees.

- There is no minimum additional investment required to purchase additional shares of a Fund for any class of shares.

- The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

- Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

CONVERSIONS BETWEEN CLASSES

         On December 31 of each year and on such other dates as may be determined by GMO (each a "Determination Date") the value of each client's Total Investment and Total Fund Investment with GMO, as defined above, will be determined. Based on that determination, each client's shares of each Fund will be automatically converted to the class of shares of such Fund which is then being offered with the lowest Shareholder Service Fee for which the client is eligible based on the amount of their Total Investment or Total Fund Investment, as the case may be, on the Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by the Manager. Also, if a client makes an investment in any Fund of the Trust (except for the Pelican Fund) or puts additional assets under GMO's management (except for accounts managed by GMO's U.S. Active Division) so as to cause the client to be eligible for a new class of shares, such determination will be made as of the close of business on the last day of the calendar quarter in which the investment was made, and the conversion will be effected within 15 business days of that quarter end, on a date selected by the Manager.

         The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

         Certain special rules will be applied by the Manager with respect to clients for whom GMO managed assets prior to the creation of multiple classes on May 31, 1996. Clients whose Total Investment as of May 31, 1996 is equal to $7 million or more will be eligible to remain invested in Class III Shares indefinitely (irrespective of whether the Fund has a higher investment minimum), provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 is less than $7 million but greater than $0 will be eligible to invest in or convert to Class II Shares indefinitely (irrespective of whether the Fund has a higher investment minimum). Notwithstanding the foregoing special rules, clients shall always remain eligible to remain in and/or be converted to any class of shares of the relevant Fund which the client would be eligible to purchase pursuant to the eligibility requirements set forth herein.

         Investors should be aware that not all classes of shares of all Funds are available in all jurisdictions.

                                  DISTRIBUTIONS

         The policy of each U.S. Equity Fund (except for the REIT Fund), the Short-Term Income Fund and the Domestic Bond Fund is to declare and pay distributions of its dividends and interest quarterly. The policy of each other Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. Each Fund also intends to distribute net gains from the sale of securities held for not more than one year ("net short-term capital gains") and net gains from the sale of securities held for more than one year ("net long-term capital gains") at least annually.

All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the application or by writing to the Trust.

                            GMO INTRINSIC VALUE FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 2, 1999























This Statement of Additional Information is not a prospectus. It relates to the GMO Intrinsic Value Fund Prospectus dated August 2, 1999, as amended from time to time (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus (including the GMO Trust Shareholder's Manual dated August 2, 1999) is incorporated by reference into this Statement of Additional Information. The Prospectus and Shareholder's Manual may be obtained from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

                                TABLE OF CONTENTS
Caption                                                                     Page

INVESTMENT OBJECTIVES AND POLICIES

DESCRIPTION AND RISKS OF FUND INVESTMENTS

ADDITIONAL INVESTMENT RESTRICTIONS

MANAGEMENT OF THE TRUST

INVESTMENT ADVISORY AND OTHER SERVICES

PORTFOLIO TRANSACTIONS

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

VOTING RIGHTS

SHAREHOLDER AND TRUSTEE LIABILITY

DISTRIBUTIONS

TAXES

PERFORMANCE INFORMATION

INVESTMENT GUIDELINES

                       INVESTMENT OBJECTIVES AND POLICIES

         The principal strategies and risks of investing in the GMO Intrinsic Value Fund (the "Fund") are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

         The following is a detailed description of the various investment practices in which the Fund may engage and the risks associated with their use. The Fund may not necessarily engage in all practices described below. Please refer to the "Investment Guidelines" beginning on page __ for determination of which practices the Fund may engage in.

PORTFOLIO TURNOVER

         The after-tax impact of portfolio turnover will be considered when making investment decisions for the Fund. The Fund's portfolio turnover rate is expected not to exceed 150%.

         In any particular year, market conditions may well result in greater rates than are presently anticipated. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

         The Fund is a "non-diversified" fund under the 1940 Act, and as such is not required to satisfy the "diversified" fund requirement set forth in the 1940 Act. As a non-diversified fund, the Fund is permitted to (but not required to) invest a higher percentage of its assets in the securities of fewer issuers, relative to diversified funds. Such concentration could increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security, relative to diversified funds. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. The Fund, however, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended.

SECURITIES LENDING

         The Fund may make secured loans of portfolio securities amounting to not more than one-third of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government Securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of the Fund that are compensated based on a percentage of each Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS

         The Fund may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with the Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

         A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

FUTURES AND OPTIONS

The Fund may use futures and options for various purposes. Such transactions may involve options, futures and related options on futures contracts, and those instruments may relate to particular equity and fixed income securities, equity and fixed income indexes, and foreign currencies. The Fund may also enter into a combination of long and short positions (including spreads and straddles) for a variety of investment strategies, including protecting against changes in certain yield relationships.

The use of futures contracts and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options and options on futures and the costs of these transactions will affect the Fund's performance.

OPTIONS. As has been noted above, the Fund (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date (writing "covered call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date (writing "covered put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING COVERED OPTIONS. The Fund may seek to increase its return by writing covered call or put options on optionable securities or indexes. A call option written by the Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

The Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if the Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

A call option on a security is "covered" if the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian. A call option on an index is "covered" if the Fund maintains cash, U.S. Government Securities or other high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, U.S. Government Securities or other high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or high grade debt obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale or any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which the Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Fund, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict the Fund's ability to purchase or sell options on a particular security.

The amount of risk the Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Under U.S. law, futures contracts on individual equity securities are not permitted

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash or U.S. Government Securities generally not exceeding 5% of the fact amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

INDEX FUTURES. The Fund may purchase futures contracts on various securities indexes ("Index Futures"). For example, the Fund may purchase Index Futures on the S&P 500 ("S&P 500 Index Futures") and on such other domestic stock indexes as the Manager may deem appropriate. The Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC.

An Index Future may call for "physical delivery" or be "cash settled." An Index Future that calls for physical delivery is a contract to buy an integral number of units of the particular securities index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. If the Fund purchases an Index Future that calls for physical delivery, it is obligated to pay the face amount on the stated date. Such an Index Future may be closed out on that date or any earlier date by selling an Index Future with the same face amount and contract date. This will terminate the Fund's position and the Fund will realize a profit or a loss based on the difference between the cost of purchasing the original Index Future and the price obtained from selling the closing Index Future. The amount of the profit or loss is determined by the change in the value of the relevant index while the Index Future was held.

For example, if the value of a unit of a particular index were $1,000, a contract to purchase 500 units would be worth $500,000 (500 units x $1,000). The Index Futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the relevant index at the expiration of the contract. For example, if the Fund enters into one futures contract to buy 500 units of an index at a specified future date at a contract price of $1,000 per unit and the index is at $1,010 on that future date, the Fund will gain $5,000 (500 units x gain of $10).

Index Futures that are "cash settled" provide by their terms for settlement on a net basis reflecting changes in the value of the underlying index. Thus, the purchaser of such an Index Future is never obligated to pay the face amount of the contract. The net payment obligation may in fact be very small in relation to the face amount.

The Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of S&P 500 Index Futures, with the Commodities Clearing House. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases foreign stock Index Futures.

The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Fund's use of options on currency futures.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a difference security (e.g., a mortgage-backed security) or when a futures contract in one currency (e.g., the German Mark) is used to hedge a security denominated in another currency (e.g., the Spanish Peseta). In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

The Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES

HEDGING. To the extent indicated elsewhere, the Fund may also enter into options, futures contracts and buy and sell options thereon for hedging. For example, the Fund may sell equity index futures if it wants to hedge its equity securities against a general decline in the relevant equity market(s). The Fund may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that the Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions (including the proceeds from this offering) to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in the Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, the Fund may purchase call options or write put options as a substitute for the purchase of futures contracts. See "Foreign Currency Transactions" below for more information regarding the currency hedging practices of the Fund.

INVESTMENT PURPOSES. To the extent indicated elsewhere, the Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, the Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for the Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, the Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. This use may also permit the Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

When the Fund purchases futures contracts for investment, it will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount which, together with the initial and variation margin deposited on the futures contracts, is equal to the face value of the futures contracts at all times while the futures contracts are held.

Incidental to other transactions in fixed income securities, for investment purposes the Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). The Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below. When the Fund creates a "synthetic" bond with a futures contract, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value at least equal to the face amount of the futures contract (less the amount of any initial or variation margin on deposit).

SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of the Fund's portfolio. For example, if the Fund's portfolio includes stocks of companies with medium-sized equity capitalization (e.g., between $300 million and $5.2 billion) and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P 500) (to synthetically "buy" the larger capitalization stocks). When the expected trend has played out, the Fund would then close out both futures contract positions. The Fund will only enter into these combined positions if (1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that the Fund would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) the Fund segregates an amount of cash, U.S. Government Securities and other high-quality debt obligations whose value, marked-to-market daily, is equal to the Fund's current obligations in respect of the long futures contract positions. If the Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manger will enter into these combined positions only if the manager expects that, overall, the Fund will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. The Fund may also use swaps and options on futures to achieve the same objective.

Limitations on the Use of Options and Futures Portfolio Strategies. As noted above, the Fund may use futures contracts and related options for hedging and, in some circumstances, for risk management or investment but not for speculation. Thus, except when used for risk management or investment, Fund's long futures contract positions (less its short positions) together with the Fund's cash (i.e., equity or fixed income) positions will not exceed the Fund's total net assets.

The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

         The Fund may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options. The use of swap contracts and other two-party contracts involves risk.

         SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The Fund will usually enter into swaps on a net basis, i.e., the two returns are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two returns.

         EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

         Contracts for differences are swap arrangements in which the Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. As to one of the baskets, the Fund's return is based on theoretical long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences. The Fund will only enter into contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket resulting in a loss to the

Fund, even in circumstances where the securities in both the long and short baskets appreciate in value.

         Except for instances in which the Fund elects to obtain leverage up to the 10% limitation mentioned above, the Fund will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount equal to the aggregate of net payment obligations on its swap contracts and contracts for differences, marked to market daily.

         The Fund may enter into swaps and contracts for differences for hedging and as a substitute for direct investment.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with banks and broker-dealers by which it acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

         Debt and Other Fixed Income Securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

         Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

         Because interest rates vary, it is impossible to predict the future income of the Fund investing in such securities. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

TEMPORARY HIGH QUALITY CASH ITEMS

         As described under "Investment Objectives and Policies" above, the Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the maintenance of a segregated account. These cash items must be of high quality and may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities the Fund will seek to minimize credit risk with respect to such investments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

         U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of the Fund to enforce its rights against the foreign government issuer.

         Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

         Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in the Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

         In addition to investing directly in U.S. Government Securities and Foreign Government Securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

         The Fund's investment in indexed securities may also create taxable income in excess of the cash such investments generate. See "Taxes" in the Prospectus.

FIRM COMMITMENTS

         A firm commitment agreement is an agreement with a bank or broker-dealer for the purchase of securities at an agreed-upon price on a specified future date. The Fund may enter into firm commitment agreements with such banks and broker-dealers with respect to any of the instruments eligible for purchase by the Fund. The Fund will only enter into firm commitment arrangements with banks and broker-dealers which the Manager determines present minimal credit risks. The Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the Fund's obligations under firm commitment agreements.

ILLIQUID SECURITIES

         The Fund may purchase "illiquid securities," i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment, which include securities whose disposition is restricted by securities laws, so long as no more than 15% of net assets would be invested in such illiquid securities. The Fund currently intends to invest in accordance with the SEC staff view that repurchase agreements maturing in more than seven days are illiquid securities. The SEC staff has stated informally that it is of the view that over-the-counter options and securities serving as cover for over-the-counter options are illiquid securities. While the Trust does not agree with this view, it will operate in accordance with any relevant formal guidelines adopted by the SEC.

         In addition, the SEC staff considers equity swap contracts, caps, floors and collars to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not enter into an equity swap contract or a reverse equity swap contract or purchase a cap, floor or collar if, as a result of the investment, the total value (i.e., marked-to-market value) of such investments (without regard to their notional amount) together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's total assets.

SPECIAL YEAR 2000 RISK CONSIDERATIONS

         Many of the services provided to the Fund depend on the proper functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should the Fund's service systems fail to process information properly, that could have an adverse impact on the Fund's operations and services provided to shareholders. GMO, as well as the Fund's administrator, transfer agent, custodian and other service providers, have reported that each is working toward mitigating the risks associated with the so-called "Year 2000 problem." However, there can be no assurance that the problems will be corrected in all respects and that the Fund's operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the Year 2000 problem will not have an adverse effect on the entities whose securities are held by the Fund or on U.S. or global equity markets or economies generally.


                       ADDITIONAL INVESTMENT RESTRICTIONS

Fundamental Restrictions:

         Without a vote of the majority of the outstanding voting securities of the Fund, the Trust will not take any of the following actions with respect to the Fund as indicated:

         (1) Borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) The Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions. Under current pronouncements of the SEC staff, such transactions are not treated as senior securities so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains liquid assets, such as cash, U.S. Government securities or other appropriate high grade debt securities equal in value to its obligations in respect of these transactions.

         (2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

         (3) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         (4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

         (6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's total assets.

         (7) Concentrate more than 25% of the value of its total assets in any one industry.

         (8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

         (9) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by maintaining certain "segregated accounts." Similarly, so long as such segregated accounts are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by non-fundamental policy (5) below; any borrowing permitted by restriction 1 above; any collateral arrangements with respect to initial and variational margin permitted by non-fundamental policy
(5) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

Non-Fundamental Restrictions:

         It is contrary to the present policies of the Fund which may be changed by the Trustees without shareholder approval, to:

         (1) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         (2) Make investments for the purpose of gaining control of a company's management.

         (3) Invest more than 15% of net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933 are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

         (4) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively is not deemed to be a pledge or encumbrance.)

         Except as indicated above in Fundamental Restriction No. 1, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                             MANAGEMENT OF THE TRUST

         Subject to the provisions of the GMO Declaration of Trust, the business of the GMO Trust (the "Trust") shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); they may remove from their number with or without cause; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

         The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

         R. JEREMY GRANTHAM* (D.O.B. 10/6/38). President-Quantitative and Chairman of the Trustees of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         HARVEY R. MARGOLIS (D.O.B. 12/12/42). Trustee of the Trust. Mathematics Professor, Boston College.

         JAY O. LIGHT (D.O.B. 10/3/41). Trustee of the Trust. Professor of Business Administration, Harvard University; Senior Associate Dean, Harvard University (1988-1992).

         EYK DEL MOL VAN OTTERLOO (D.O.B. 2/27/37). President-International of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         RICHARD MAYO (D.O.B. 6/18/42). President-U.S. Active of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         KINGSLEY DURANT (D.O.B. 1/19/32). Vice President and Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         SUSAN RANDALL HARBERT (D.O.B. 4/25/57). Secretary and Treasurer of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         WILLIAM R. ROYER, ESQ. (D.O.B. 7/20/65). Vice President, Clerk and Assistant Treasurer of the Trust. General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 1995 - Present). Associate, Ropes & Gray, Boston, Massachusetts (September 1992 - January 1995).

         JUI LAI (D.O.B. 1/21/49). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         ANN SPRUILL (D.O.B. 8/30/54). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

         ROBERT V. BROKAW, JR. (D.O.B. 10/7/43). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         FORREST BERKLEY (D.O.B. 4/25/54). Vice President of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         SCOTT ESTON (D.O.B. 1/20/56). Vice President of the Trust. Chief Financial Officer, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - present). Senior Partner, Coopers & Lybrand (1987 - 1997).

         BRENT ARVIDSON (D.O.B. 6/26/69). Assistant Treasurer. Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - present). Senior Financial Reporting Analyst, John Hancock Funds (August 1996 - September 1997). Account Supervisor/Senior Account Specialist, Investors Bank and Company (June 1993 - August 1996).

*Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager"), as defined by the 1940 Act.

         The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         Other than as set forth in the table below, no Trustee or officer of the Trust receives any direct compensation from the Trust or any series thereof:

                NAME OF PERSON,                  TOTAL ANNUAL COMPENSATION
                  POSITION                             FROM THE TRUST
                  --------                             --------------
              Harvey R. Margolis, Trustee                  $70,000

              Jay O. Light, Trustee                        $70,000

         Messrs. Grantham, Mayo, Van Otterloo, Durant, Lai, Brokaw, Eston and Berkley, and Mses. Harbert and Spruill, as members of the Manager, will benefit from the management fees paid by each Fund of the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

         As disclosed in the Prospectus under the heading "Management of the Trust," under a Management Contract (the "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund with respect to certain Fund expenses through June 30, 2000 to the extent that the Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes would otherwise exceed a specified percentage of the Fund's daily net assets. In addition, the Manager's compensation under the Management Contract is subject to reduction to the extent that in any year the expenses of the Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. The Fund is not currently subject to any state imposed limit on expenses.

         The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager) and by the Fund's sole shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian on behalf of the Fund. As such, IBT holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, IBT receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

         Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance and reporting to shareholders of the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

         Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

                             PORTFOLIO TRANSACTIONS

         The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

         Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

         Brokerage and Research Services. In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Fund.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for the Fund ends on February 28/29.

         Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-nine series, one for the Intrinsic Value Fund described in this Statement of Additional Information, and for each of U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Growth Fund; U.S. Sector Fund; Small Cap Value Fund; Small Cap Growth Fund; Fundamental Value Fund; REIT Fund; International Core Fund; Currency Hedged International Core Fund; Foreign Fund; International Small Companies Fund; Japan Fund; Emerging Markets Fund; Evolving Countries Fund; Global Properties Fund; Domestic Bond Fund; U.S. Bond/Global Alpha A Fund; U.S. Bond/Global Alpha B Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Term Income Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; International Equity Allocation Fund; World Equity Allocation Fund; Global (U.S.+) Equity Allocation Fund; Global Balanced Allocation Fund; International Core Plus Allocation Fund; Emerging Country Debt Share Fund; Pelican Fund; Tax-Managed U.S. Equities Fund; Tax-Managed International Equities Fund; Tax-Managed U.S. Small Cap Fund; and Asia Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.

         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to eight classes of shares for each series of the Trust (except for the Pelican Fund): Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares and Class VIII Shares.

         The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

         Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

                                  VOTING RIGHTS

         As summarized in the Shareholder Manual, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                  DISTRIBUTIONS

         The Shareholder's Manual describes the distribution policies of the Fund under the heading "Distributions".

                                      TAXES

   TAX STATUS AND TAXATION OF THE FUND

         The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

         If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

   TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

         Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested shares. Properly designated Fund distributions derived from net long-term capital gains (i.e., net gains derived from the sale of securities held for more than 12 months) will be taxable as such (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held the shares in the Fund.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than 12 months and as short-term capital gains if the shares have been held for not more than 12 months.

         Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

         If the Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         For corporate shareholders, the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to the Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by the Fund from REITs will not qualify for the corporate dividends-received deduction. The Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

         The backup withholding rules do not apply to tax exempt entities so long as each such entity furnishes the Trust with an appropriate certification. However, other shareholders are subject to backup withholding at a rate of 31% on all distributions of net investment income and capital gain, whether received in cash or reinvested in shares of the Fund, and on the amount of the proceeds of any redemption of Fund shares paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). A "taxpayer identification number" is either the Social Security number of employer identification number of the record owner of the account.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

         Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Foreign investors are subject to the backup withholding rules described above. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

         Certain of the Fund's investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert short-term capital gains or losses into long-term capital gains or losses. These transactions may affect the amount, timing and character of distributions to shareholders.

         Investment by the Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution form the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

         A PFIC is any foreign corporation (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purposes means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purposes does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

         The Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

                              INVESTMENT GUIDELINES

--------------------------------------------------------------------------------
GMO INTRINSIC VALUE FUND
Performance Benchmark: Russell 1000 Value Index
GENERAL OBJECTIVE: Seeks total return greater than that of the Russell 1000 Value Index through investment in a broadly diversified and liquid portfolio of common stocks.
--------------------------------------------------------------------------------

GMO Intrinsic Value Fund (the "Fund") is a series of GMO Trust, a registered open-end investment company. The complete policies of the Fund are set forth in and governed by the Fund's prospectus as amended from time to time.

PERMITTED INVESTMENTS

  EQUITY SECURITIES:                 *  At least 65% of the Fund's total assets
     domestic common stocks             will be invested in or exposed to (2)
     convertible securities             domestic common stocks
     Securities of Foreign Issuers   *  Substantially all of the Fund's total
     (traded on U.S. Exchanges)         assets will be invested in or exposed to
                                        equity securities of at least 125
                                        companies chosen from among the Wilshire
                                        5000 Index
                                     *  The Fund's total assets will primarily
                                        be invested in or exposed to the "Large
                                        Cap 1200"
  OTHER EQUITY SECURITIES: (1)
     Depository Receipts
     Illiquid Securities
     144A Securities
     Restricted Securities
     Futures and Related Options on
       securities indexes
     REITs
     Exchange-traded and OTC options on
       securities and indexes
       (including writing covered options)
     Equity Swap Contracts
     Contracts for Differences

     The Fund will normally have greater than 95% of its net assets invested in or exposed to the securities of the two categories above.

     CASH AND MONEY MARKET           *  The Fund will not normally have greater
     INSTRUMENTS                        than 5% of its net assets exposed to
     Any short-term assets will         cash and money market instruments. This
     be invested in cash or High        limitation does NOT include cash and
     Quality Money Market Instruments   money market instruments in margin or
     including securities issued by     other segregated accounts held against
     the U.S. government and agencies   exposure achieved through derivative
     thereof, banker's acceptances,     instruments ("equitized cash")
     commercial paper, bank
     certificates of deposit and
     repurchase agreements

------------
(1) Investment in these instruments may be limited by restrictions described below.

(2) The words "exposed to" as used in these guidelines mean that, for purposes of the relevant requirement or restriction, the total of the Fund's exposure to the relevant market or security through direct investments and through derivative instruments will be considered.


       THIS SUMMARY RELATES TO THE GMO TRUST PROSPECTUS, AND INVESTORS
      SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING IN THE FUND.
                A COPY OF THE PROSPECTUS MAY BE OBTAINED FROM
            GMO TRUST, 40 ROWES WHARF, BOSTON, MASSACHUSETTS 02110
                         OR BY CALLING (617) 790-5000

PROHIBITED INVESTMENTS AND PRACTICES

  The Fund will NOT engage in the following practices except as indicated:

  PURCHASING SECURITIES        Except for short-term credits necessary for
  ON MARGIN                    clearance of transactions

  SHORT SALES OF SECURITIES    Except when such sales are "against-the-box"

  BORROWING MONEY              Except that the Fund may borrow up to 20% of its
                               net assets from banks temporarily for the payment of redemptions or settlement of securities transactions, but not as a leveraged investment strategy

  UNDERWRITING SECURITIES      Except to the extent that the Fund is deemed an
                               underwriter for securities law purposes in connection with disposition of portfolio investments

  MAKING LOANS                 Except by way of purchasing of debt obligations,
                               repurchase agreements and securities lending.
                               Fund may loan securities valued at up to 33 1/3% of its total assets

  PLEDGING, HYPOTHECATING OR   Except that collateral arrangements with respect
  MORTGAGING FUND ASSETS       to swap agreements, the writing of options,
                               stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash equivalents in escrow in connection with the writing of covered call or put options, respectively is also not deemed to be a pledge or encumbrance.

  SELLING UNCOVERED PUT AND
    CALL OPTIONS ON SECURITIES OR INDEXES
  INVESTING IN REAL ESTATE
  INVESTING IN NON-FINANCIAL COMMODITY CONTRACTS
  PARTICIPATING IN DIRECTED BROKERAGE ARRANGEMENTS
  PARTICIPATING IN SOFT DOLLAR ARRANGEMENTS
  MAKING INVESTMENTS FOR THE PURPOSE OF GAINING CONTROL
    OF A COMPANY'S MANAGEMENT

RESTRICTIONS AND LIMITATIONS

  OPTIONS ON SECURITIES      * No more than 5% of the Fund' net assets will be
                               invested in time premiums on options on
                               particular securities (as opposed to options on indexes)
                             * Put and call options written by a Fund must be
                               covered


  ILLIQUID SECURITIES        * No more than 15% of the Fund's net assets will
                               be invested in illiquid securities. This includes restricted securities (except that some 144A securities may be considered liquid by GMO if there is sufficient market depth), repurchase agreements maturing in greater than 7 days, swap contracts, and other securities determined by GMO not to be readily marketable at their carried value.

  INVESTMENT IN INSURANCE    * The Fund will not purchase more than 10% of the
  COMPANIES                    total outstanding voting stock of any insurance
                               company (including foreign insurance companies).

  INVESTMENT IN SECURITIES   *  EQUITY: The Fund will not purchase more than 5%
  ISSUED BY BROKERS, DEALERS,   of any class of stock of a broker, dealer,
  UNDERWRITERS AND INVESTMENT   underwriter or investment adviser.
  ADVISERS
                             *  DEBT: The Fund may not purchase more than 10%
                                of any such company's total outstanding debt in the aggregate.

                             * INVESTMENT LIMITS: No more than 5% of the Fund's total assets will be invested in the securities of a SINGLE broker, dealer, underwriter or investment adviser. The net payment obligation of swap contracts where one of these types of companies is the counterparty also counts for purposes of this restriction.

                               This policy does not apply to companies that derived less than 15% of revenues from "securities-related businesses" during the most recent fiscal year.

DIVERSIFICATION/CONCENTRATION

  DIVERSIFICATION            * Except for U.S. government securities, cash, and
                               money market instruments, the Fund will not invest more than 5% of its assets in the securities of a single issuer.
                             * The Fund will not purchase more than 10% of the
                               outstanding securities of any issuer.
                             * The Fund will be invested in the securities of
                               at least 125 issuers.

  CONCENTRATION              * No more than 25% of the Fund's assets will be
                               invested in securities of issuers in any one industry.

DERIVATIVE INSTRUMENTS

  TYPES OF DERIVATIVES       * Futures contracts and related options on
                               securities indexes
                             * Long equity swap contracts: where the Fund pays
                               a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities.
                             * Short equity swap contracts: where the Fund
                               receives a fixed rate plus the negative
                               performance, if any, and pays the positive performance of an index or basket of securities.
                             * Contracts for differences: equity swaps that
                               contain both a long and short equity component.


  USES OF DERIVATIVES

  HEDGING                    * TRADITIONAL HEDGING: Short equity futures,
                               related options and short equity swap contracts used to hedge against an equity risk already generally present in the Fund.(3)

                             * ANTICIPATORY HEDGING: If the Fund receives or
                               anticipates significant cash purchase
                               transactions, the Fund may hedge market risk
                               (risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if the Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

   INVESTMENT                * The Fund may use derivative instruments
                               (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. This will include using equity derivatives to "equitize" cash balances held by the Fund. The Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.



--------------
(3) The Fund may use such hedging to remove or reduce general market exposure (e.g. an index or broad basket of securities) relative to specific exposure existing in the Fund (the specific stocks of that market actually owned by the Fund). The Fund may also seek to remove specific exposure (e.g. a single stock, small basket or more focused index of securities expected to do poorly in an otherwise promising market) relative to general or broad market exposure that exits in the Fund.

  RISK MANAGEMENT-           * The Fund may use equity futures, related options
  SYNTHETIC SALES AND          and equity swap contracts to adjust the weight
  PURCHASES                    of the Fund to a level the manager believes is
                               the optimal exposure to individual markets, sectors and equities. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if the Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically
                               "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes.
                               Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

  LIMITATIONS ON THE USE     * There is no limit on the use of derivatives for
  OF DERIVATIVES               hedging purposes.
                             * The face value of derivatives used for
                               investment purposes will be limited to 25% of the Fund's assets. When a currency forward is used in conjunction with an equity derivative for investment purposes, the currency forward will not be independently counted for this restriction.
                             * When long futures contracts and long equity swaps
                               are used for investment, an amount of cash or high quality debt securities equal to the face value of all such long derivative positions will be segregated against such exposure. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to segregate against a new long derivative exposure.
                             * The net long equity exposure of the Fund,
                               including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.
                             * The aggregate absolute face value of all futures
                               contracts and swap contracts (without regard to sign and assuming no offset of long and short positions, and counting both components of any contract for differences) will not exceed 100% of the Fund's assets.
                             * Except when such instruments are used for
                               bona-fide hedging, no more than 5% of the Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.
                             * Counterparties used for OTC derivatives must
                               have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings.

                             PERFORMANCE INFORMATION


         Each Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium is deducted from the initial $1,000 payment, (ii) all dividends and distributions are reinvested when paid and (iii) the maximum redemption fee is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         Each Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for the Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemption fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information.

         Quotations of the Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for the Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio) (# of days in relevant period/365)

Information relating to the Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the Fund may compare its respective performance to that of other mutual funds with similar investment objective and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or any other independent service that monitors mutual fund performance; the Russell 2500 Index, an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         Performance rankings and listings reported in national financial publications, such as Money Magazine, Barron's and Changing Times, may also be cited (if the Fund is listed in any such publication) or used of comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Services, and Donoghue's Mutual Fund Almanac.

                                    GMO TRUST
                         (GMO Intrinsic Value Fund only)

                            PART C. OTHER INFORMATION

Item 23.  Exhibits

         (a).  Amended and Restated Agreement and Declaration of Trust.(1)

         (b).  Amended and Restated By-laws of the Trust.(1)

         (c). Please refer to Article 5 of the Trust's Amended and Restated Declaration of Trust, which is hereby incorporated by reference.

         (d). Form of Management Contract between GMO, on behalf of its GMO Intrinsic Value Fund, and GMO Trust -- Exhibit 1.

         (e).  None.

         (f).  None.

         (g). 1. Custodian Agreement (the "IBT Custodian Agreement") among the Trust, on behalf of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), and GMO Short-Term Income Fund, GMO and Investors Bank & Trust Company ("IBT");(1)

               2. Form of Letter Agreement between the Trust, on behalf of its GMO Intrinsic Value Fund and GMO Tax-Managed U.S. Small Cap Fund, and IBT. (1)

-------------------
(1) = Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

         (h). 1. Transfer Agency Agreement among the Trust, on behalf of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Currency Hedged International Bond Fund, GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Value Fund (formerly "GMO Growth Allocation Fund"), GMO Short-Term Income Fund, GMO International Core Fund and GMO Japan Fund, GMO and IBT(1);

               2. Form of Letter Agreements to the Transfer Agency Agreement among the Trust, on behalf of each of its GMO Intrinsic Value Fund and GMO Tax- Managed U.S. Small Cap Fund, and IBT.(1)

               3. Form of Notification of Obligation to Reimburse Certain Fund Expenses by Grantham, Mayo, Van Otterloo & Co. LLC to the Trust.(1)

               4. Form of Amended and Restated Servicing Agreement between the Trust, on behalf of certain Funds, and Grantham, Mayo, Van Otterloo & Co. LLC(1).


-------------------
(1)   =    Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

         (i).  Opinion and Consent of Ropes & Gray.(1)

         (j)   Not Applicable.

         (k).  Not Applicable.

         (l).  None.

         (m). None.

         (n).  Not Applicable.

         (o).  Form of Rule 18f-3 Multiclass Plan.(1)

Item 24.       Persons Controlled by or Under Common Control with Registrant

               None.

Item 25.        Indemnification

                See Item 27 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 26.        Business and Other Connections of Investment Adviser

                See Item 28 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.



-------------------

(1) = Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

Item 27.        Principal Underwriters

                Not Applicable.

Item 28.        Location of Accounts and Records

                See Item 30 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 29.        Management Services

                Not Applicable.

Item 30.        Undertakings

                Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders containing the information required by
                Item 5 of Form N-1A omitted from the Prospectus, upon request and without charge.



-------------------
(1) = Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act"), the Registrant, GMO Trust, has duly caused this Post-Effective Amendment No. 49 to the Trust's Registration Statement under the Securities Act and Post-Effective Amendment No. 56 under the 1940 Act, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 19th day of May, 1999.


                                        GMO Trust

                                        By:  R. JEREMY GRANTHAM*
                                             -----------------------------------
                                             R. Jeremy Grantham
                                             President - Quantitative;
                                             Principal Executive Officer;
                                             Title:  Trustee

    Pursuant to the Securities Act of 1933, this Post-Effective Amendment No. 49 to the Trust's Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                 Title                                     Date
----------                 -----                                     ----
R. JEREMY GRANTHAM*        President - Quantitative; Principal       May 19, 1999
----------------------     Executive Officer; Trustee
R. Jeremy Grantham

SUSAN RANDALL HARBERT*     Treasurer; Principal Financial and        May 19, 1999
----------------------     Accounting Officer
Susan Randall Harbert

HARVEY R. MARGOLIS*        Trustee                                   May 19, 1999
----------------------
Harvey R. Margolis

JAY O. LIGHT*              Trustee                                   May 19, 1999
----------------------
Jay O. Light



                                      * By:   /S/ WILLIAM R. ROYER
                                              ----------------------------------
                                               William R. Royer
                                               Attorney-in-Fact

                                POWER OF ATTORNEY


    We, the undersigned officers and trustees of GMO Trust, a Massachusetts business trust, hereby severally constitute and appoint William R. Royer our true and lawful attorney, with full power to him to sign for us, and in our names and in the capacities indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming our signatures as they may be signed by our said attorneys on said Registration Statement.

    Witness our hands and common seal on the date set forth below.

                      (Seal)

Signature                                Title                   Date
---------                                -----                   ----
                                  President-Domestic;
                                  Principal Executive
/S/ R. Jeremy Grantham            Officer; Trustee           March 12, 1996
-----------------------------
R. Jeremy Grantham


/S/ Eyk H.A. Van Otterloo         President-International    March 12, 1996
-----------------------------
Eyk H.A. Van Otterloo


/S/ Harvey Margolis               Trustee                    March 12, 1996
-----------------------------
Harvey Margolis


                                  Treasurer; Principal
                                  Financial and
/S/ Kingsley Durant               Accounting Officer         March 12, 1996
-----------------------------
Kingsley Durant

                                POWER OF ATTORNEY


    I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint William R. Royer my true and lawful attorney, with full power to him to sign for me, and in my names and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

    Witness my hand and common seal on the date set forth below.

                      (Seal)



Signature                             Title                            Date
---------                             -----                            ----


/S/ JAY O. LIGHT                     Trustee                        May 23, 1996
--------------------
Jay O. Light

                                POWER OF ATTORNEY


    I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint William R. Royer my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

    Witness my hand and common seal on the date set forth below.

                      (Seal)



Signature                              Title                          Date
---------                              -----                          ----


/S/ SUSAN RANDALL HARBERT            Treasurer                    April 29, 1999
-------------------------
Susan Randall Harbert

                                  EXHIBIT INDEX

                                    GMO TRUST



Exhibit No.     Title of Exhibit
-----------     ----------------

    1           Form of Management Contract